UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 25, 2007

VIEWPOINT FINANCIAL GROUP

(Exact name of Registrant as specified in its Charter)

United States	001-32992	20-4484783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1309 W. 15th Street, Plano, Texas	75075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 578-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   Other Events

            On July 25, 2007, the Registrant issued a press release announcing a quarterly cash dividend of 5 cents per share, payable August 21, 2007 to shareholders of record as of the close of business on August 7, 2007. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99	Press release dated July 25, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWPOINT FINANCIAL GROUP

Date:	July 26, 2007	By: /s/ Pathie E. McKee Pathie E. McKee, Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated July 25, 2007

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